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                                                                   EXHIBIT 10.3



                                 PROMISSORY NOTE



$100,000.00                                                       July 27, 2001
                                                              Chicago, Illinois



Ampersand Medical Corporation, with offices at 414 N. Orleans, Suite 510, Chicago, IL 60610, hereby promises to pay to AccuMed International, Inc., with offices at 920 N. Franklin Street, Suite 402, Chicago, IL 60610, the sum of $100,000.00, plus interest computed at the rate of 12% per annum, on or before August 3, 2001.

As additional consideration, Ampersand will also pay a one time fee of $10,000.00, which shall be due and payable by August 31, 2001, as an inducement and additional consideration for this note.


                                    AMPERSAND MEDICAL CORPORATION

                                    By:      /s/ LEONARD R. PRANGE
                                         -------------------------------
                                             President